Exhibit 10.8

Execution version

AGREEMENT OF AMENDMENT TO FINANCING AGREEMENT

This Agreement of Amendment to Financing Agreement (“Amendment”) is effective December 23, 2020 by and between ROSENTHAL & ROSENTHAL, INC., a New York corporation, with an address at 1370 Broadway, New York, New York 10018 (“Lender”), and REED’S INC., a Delaware corporation, with an address at 201 Merritt 7 Corporate Park, Norwalk, Connecticut 06851 (“Borrower”).

RECITALS

A. Lender and Borrower have executed a Financing Agreement dated October 4, 2018 (“Financing Agreement”).

B. Borrower has requested an amendment to the Financing Agreement and Lender has agreed to such modification as set forth in this Amendment.

NOW, THEREFORE, in consideration of the promises, covenants and understandings set forth in this Amendment and the benefits to be received from the performance of such promises, covenants and understandings, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

AGREEMENTS

1. Lender and Borrower reaffirm, consent and agree to all of the terms and conditions of the Financing Agreement and the Loan Documents defined therein as binding, effective and enforceable according to their stated terms, except to the extent that such Loan Documents are hereby expressly modified by this Amendment.

2. In the case of any ambiguity or inconsistency between the Loan Documents and this Amendment, the language and interpretation of this Amendment is to be deemed binding and paramount.

3. The Loan Documents (and any exhibits thereto) are hereby amended as follows:

As to the Financing Agreement:

(i) The definition of “Loan Documents” is hereby amended to include this Amendment.

(ii) Section 9.1 (12) is amended to read as follows:

“(12) if the LC is not extended or renewed to Lender’s satisfaction within sixty (60) days prior to any Renewal Date.”

4. Borrower represents and warrants that there are no Defaults or Events of Default pursuant to or defined in any of the Loan Documents, and that all warranties and covenants which have been made or performed by Borrower in connection with the Loan Documents were true and complete when made or performed.

5. Except as otherwise provided herein, the Loan Documents shall continue in full force and effect, in accordance with their respective terms. The parties hereto hereby expressly confirm and reaffirm all of their respective liabilities, obligations, duties and responsibilities under and pursuant to said Loan Documents and consent to the terms of this Amendment. Capitalized terms used in this Amendment which are not otherwise defined herein have the meaning ascribed thereto in the Loan Documents.

6. The parties agree to sign, deliver and file any additional documents and take any other actions that may reasonably be required by Lender including, but not limited to, affidavits, resolutions, or certificates for a full and complete consummation of the matters covered by this Amendment.

7. This Amendment is binding upon, inures to the benefit of, and is enforceable by the heirs, personal representatives, successors and assigns of the parties. This Amendment is not assignable by Borrower without the prior written consent of Lender.

8. This Amendment may only be changed or amended by a written agreement signed by all of the parties. By the execution of this Amendment, Lender is not to be deemed to consent to any future amendment to the Loan Documents. This Amendment is deemed to be part of and integrated into the Loan Documents.

9. This Amendment is governed by and is to be construed and enforced in accordance with the laws of New York as though made and to be fully performed in New York (without regard to the conflicts of law rules of New York).

10. Borrower agrees to pay all attorneys’ fees and other costs incurred by Lender or otherwise payable in connection with this Amendment (in addition to those otherwise payable pursuant to the Loan Documents), which fees and costs are to be paid as of the date hereof.

11. This Amendment may be executed in any number of counterparts, each of which when so executed is deemed to be an original and all of which taken together constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

THE BORROWER, FOR ITSELF, ITS SUBSIDIARIES (IF ANY) AND LENDER HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY IN ANY LITIGATION RELATING TO THIS AMENDMENT OR THE LOAN DOCUMENTS AS AN INDUCEMENT TO THE EXECUTION OF THIS AMENDMENT.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have signed this Amendment.

REED’S INC.

By:	/s/ Norman E. Snyder, Jr.
Name:	Norman E. Snyder, Jr.
Title:	Chief Executive Officer

ROSENTHAL & ROSENTHAL, INC.

By:	/s/ Norman E. Snyder, Jr.
Name:	Robert A. Miller
Title:	Executive Vice President

[Signature Page to Agreement of Amendment to Financing Agreement]

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